EXHIBIT 3
                                                       CONFORMED COPY

                                        January 14, 1997

          Barnett Banks, Inc.
          50 North Laura Street
          Jacksonville, Florida 32202

          Gentlemen:

                    Each of the undersigned (a "Stockholder") beneficially owns and has sole voting power with respect to the number of shares of Class A common stock, par value $0.01 per share, and Class B common stock, par value $0.01 per share (collectively, the "Shares"), of Oxford Resources Corp., a New York corporation (the "Company"), indicated opposite such Stockholder's name below.

                    Simultaneously with the execution of this letter agreement, Barnett Banks, Inc., a Florida corporation ("Parent"), and the Company are entering into an Agreement and Plan of Merger (the "Merger Agreement") providing, among other things, for the merger of a subsidiary of Parent with and into the Company (the "Merger"). We understand that Parent has undertaken and will continue to undertake substantial expenses in connection with the negotiation and execution of the Merger Agreement and the subsequent actions necessary to consummate the Merger and the other transactions contemplated by the Merger Agreement.

                    In consideration of, and as a condition to, Parent's entering into the Merger Agreement, and in consideration of the expenses incurred and to be incurred by Parent in connection therewith, each Stockholder agrees as follows:

                    1. Each Stockholder shall vote or cause to be voted for the approval of the Merger Agreement and the Merger, and shall vote or cause to be voted against the approval of any other Acquisition Transaction (as such term is defined in the Stock Option Agreement, dated as of January 14, 1997, between the Company and Parent), all of the Shares that such Stockholder shall be entitled to so vote, whether such Shares are held by such Stockholder on the date of this letter agreement or are subsequently acquired in any fashion, including, without limitation, pursuant to the exercise of stock options or conversion of shares of Class B Common Stock.

                    2.   Each Stockholder shall not, directly or
          indirectly, sell, assign, transfer or otherwise dispose of (including, without limitation, (i) by the creation of a Lien (as defined in paragraph 3 below) (ii) the transfer or exchange of Class B Common Stock for Class A Common Stock) or permit to be sold, assigned, transferred or otherwise disposed of any Shares owned by such Stockholder, whether such Shares are held by such Stockholder on the date of this letter agreement or are subsequently acquired in any fashion, including, without limitation, pursuant to the exercise of stock options or conversion of shares of Class B Common Stock, except for transfers by will or by operation of law or, in the case of a trust, as required by the governing trust documents (in which case this letter agreement shall bind the transferee). Any sale, assignment, transfer or other disposition in violation of the provisions hereof shall be null and void.

                    3. Each Stockholder severally represents that such Stockholder has the complete and unrestricted power and the unqualified right to enter into and perform the terms of this letter agreement. Each Stockholder further severally represents that this letter agreement constitutes a valid and binding agreement with respect to such party, enforceable against such party in accordance with its terms. Each Stockholder severally represents that such Stockholder owns the number of Shares indicated opposite such Stockholder's name below, free and clear of any liens, claims, charges or other encumbrances and restrictions of any kind whatsoever ("Liens"), and has sole and unrestricted voting power with respect to such Shares.

                    4.   Notwithstanding anything herein to the
          contrary, the agreements contained herein shall remain in full force and effect until the earlier of (i) the consummation of the Merger or (ii) the termination of the Merger Agreement in accordance with Article VIII thereof, except that any such termination shall be without prejudice to your rights arising out of any breach of any agreement or representation contained herein.

                    5.   Each Stockholder has signed this letter
          agreement intending to be bound severally thereby and not to be bound as joint obligors.

                    6. This letter agreement is to be governed by the laws of the State of New York, without giving effect to the principles of conflicts of laws thereof. If any provision hereof is deemed unenforceable, the enforceability of the other provisions hereof shall not be affected.

                    Please confirm our agreement with you by signing a copy of this letter.

                               /s/ Michael C. Pascucci
                              Michael C. Pascucci

                               /s/ Christopher S. Pascucci
                              Christopher S. Pascucci

                               /s/ Dawn Pascucci Barnard
                              Dawn Pascucci Barnard

                               /s/ Ralph P. Pascucci
                              Ralph P. Pascucci

                               /s/ John A. Danzi
                              John A. Danzi

                               /s/ Mark A. Freeman
                              Mark A. Freeman

                              MICHAEL C. & JOCELYN PASCUCCI,
                              TRUSTEES UA DTD 12/2/82

                              By: /s/  Michael C. Pascucci
                                   Michael C. Pascucci, Trustee

                              By: /s/ Jocelyn Pascucci
                                   Jocelyn Pascucci, Trustee

                              MICHAEL C. & CHRISTOPHER S. PASCUCCI,
                              TRUSTEES UA DTD 12/21/93

                              By: /s/ Michael C. Pascucci
                                   Michael C. Pascucci, Trustee

                              By: /s/ Christopher S. Pascucci
                                   Christopher S. Pascucci, Trustee

                              MICHAEL C. PASCUCCI TRUST UAD
                              12/21/95

                              By: /s/ Christopher S. Pascucci
                                   Christopher S. Pascucci, Trustee

                              By: /s/ Ralph P. Pascucci
                                   Ralph P. Pascucci, Trustee

                              MICHAEL C. PASCUCCI 5 YEAR GRANTOR
                              TRUST UAD 4/4/95

                              By: /s/ Michael C. Pascucci
                                   Michael C. Pascucci, Trustee

                              By: /s/ Christopher S. Pascucci
                                   Christopher S. Pascucci, Trustee

                              MICHAEL C. PASCUCCI 8 YEAR GRANTOR
                              TRUST UAD 4/4/95

                              By: /s/ Michael C. Pascucci
                                   Michael C. Pascucci, Trustee

                              By: /s/ Christopher S. Pascucci
                                   Christopher S. Pascucci, Trustee

                              MICHAEL C. PASCUCCI 10 YEAR GRANTOR
                              TRUST UAD 4/4/95

                              By: /s/ Michael C. Pascucci
                                   Michael C. Pascucci, Trustee

                              By: /s/ Christopher S. Pascucci
                                   Christopher S. Pascucci, Trustee

                              JOCELYN A. PASCUCCI 5 YEAR GRANTOR
                              TRUST UAD 4/4/95

                              By: /s/ Michael C. Pascucci
                                   Michael C. Pascucci, Trustee

                              By: /s/ Christopher S. Pascucci
                                   Christopher S. Pascucci, Trustee

                              JOCELYN A. PASCUCCI 8 YEAR GRANTOR
                              TRUST UAD 4/4/95

                              By: /s/ Michael C. Pascucci
                                   Michael C. Pascucci, Trustee

                              By: /s/ Christopher S. Pascucci
                                   Christopher S. Pascucci, Trustee

                              JOCELYN A. PASCUCCI 10 YEAR GRANTOR
                              TRUST UAD 4/4/95

                              By: /s/ Michael C. Pascucci
                                   Michael C. Pascucci, Trustee

                              By: /s/ Christopher S. Pascucci
                                   Christopher S. Pascucci, Trustee

                              MICHAEL C. PASCUCCI 2 YEAR GRANTOR
                              TRUST UAD 12/2/96

                              By: /s/ Michael C. Pascucci
                                   Michael C. Pascucci, Trustee

                              By: /s/ Christopher S. Pascucci
                                   Christopher S. Pascucci, Trustee

                              By: /s/ Ralph P. Pascucci
                                   Ralph P. Pascucci, Trustee

                              PASCUCCI FAMILY FOUNDATION

                              By: /s/ Michael C. Pascucci
                                   Michael C. Pascucci, Trustee

                              By: /s/ Ralph P. Pascucci
                                   Ralph P. Pascucci, Trustee

                              By: /s/ Christopher S. Pascucci
                                   Christopher S. Pascucci, Trustee

                              CHRISTOPHER S. PASCUCCI 2 YEAR
                              GRANTOR TRUST UADTD 12/2/96

                              By: /s/ Michael C. Pascucci
                                   Michael C. Pascucci, Trustee

                              By: /s/ Christopher S. Pascucci
                                   Christopher S. Pascucci, Trustee

                              By: /s/ Ralph P. Pascucci
                                   Ralph P. Pascucci, Trustee

                              CHRISTOPHER S. PASCUCCI 5 YEAR
                              GRANTOR TRUST UADTD 12/2/96

                              By: /s/ Michael C. Pascucci
                                   Michael C. Pascucci, Trustee

                              By: /s/ Christopher S. Pascucci
                                   Christopher S. Pascucci, Trustee

                              By: /s/ Ralph P. Pascucci
                                   Ralph P. Pascucci, Trustee

                              CHRISTOPHER S. PASCUCCI 8 YEAR
                              GRANTOR TRUST UADTD 12/2/96

                              By: /s/ Michael C. Pascucci
                                   Michael C. Pascucci, Trustee

                              By: /s/ Christopher S. Pascucci
                                   Christopher S. Pascucci, Trustee

                              By:  /s/ Ralph P. Pascucci
                                   Ralph P. Pascucci, Trustee

                              MC, CS & RP TRUSTEES UA DTD 12/31/94
                              (FBO MICHAEL A. PASCUCCI)

                              By: /s/ Michael C. Pascucci
                                   Michael C. Pascucci, Trustee

                              By: /s/ Christopher S. Pascucci
                                   Christopher S. Pascucci, Trustee

                              By: /s/ Ralph P. Pascucci
                                   Ralph P. Pascucci, Trustee

                              RALPH P. PASCUCCI 2 YEAR GRANTOR
                              TRUST UADTD 12/2/96

                              By: /s/ Michael C. Pascucci
                                   Michael C. Pascucci, Trustee

                              By: /s/ Christopher S. Pascucci
                                   Christopher S. Pascucci, Trustee

                              By: /s/ Ralph P. Pascucci
                                   Ralph P. Pascucci, Trustee

                              RALPH P. PASCUCCI 5 YEAR GRANTOR
                              TRUST UADTD 12/2/96

                              By: /s/ Michael C. Pascucci
                                   Michael C. Pascucci, Trustee

                              By: /s/ Christopher S. Pascucci
                                   Christopher S. Pascucci, Trustee

                              By: /s/ Ralph P. Pascucci
                                   Ralph P. Pascucci, Trustee

                              MEGAN A. DANZI TRUST UADTD 10/25/96

                              By: /s/ John A. Danzi
                                   John A. Danzi, Trustee

                              By: /s/ Robert Danzi
                                   Robert Danzi, Trustee

                              SAMANTHA D. SENNELLO TRUST UADTD
                              10/25/96

                              By: /s/ John A. Danzi
                                   John A. Danzi, Trustee

                              By: /s/ Robert Danzi
                                   Robert Danzi, Trustee

                              DOUGLAS M. DANZI TRUST UADTD 10/25/96

                              By: /s/ John A. Danzi
                                   John A. Danzi, Trustee

                              By: /s/ Robert Danzi
                                   Robert Danzi, Trustee

                              NICOLE J. YEZULINAS TRUST UADTD
                              10/25/96

                              By: /s/ John A. Danzi
                                   John A. Danzi, Trustee

                              By: /s/ Robert Danzi
                                   Name:  Robert Danzi

                              NICHOLAS J. SENNELLO TRUST UADTD
                              10/25/96

                              By: /s/ John A. Danzi
                                   John A. Danzi, Trustee

                              By: /s/ Robert Danzi
                                   Robert Danzi, Trustee

                              JOHN M. DANZI TRUST UADTD 10/25/96

                              By: /s/ John A. Danzi
                                   John A. Danzi, Trustee

                              By: /s/ Robert Danzi
                                   Robert Danzi, Trustee

          AGREED TO AND ACCEPTED
          THIS 14th DAY OF JANUARY, 1997

          BARNETT BANKS, INC.

          By:  /s/Hinton F. Nobles, Jr.
             Name: Hinton F. Nobles, Jr.
             Title: Executive Vice President



                                 SCHEDULE A

                                                   Number   Number
                                                     of       of
                                                   Class A  Class B
 Stockholder                                       Shares   Shares  Voting %

 MICHAEL C. & JOCELYN PASCUCCI TRUSTEES UA DTD
 12/2/82                                            5,276  619,420   7.86%

 MICHAEL C. & CHRISTOPHER S. PASCUCCI, TRUSEES
 UA DTD 12/21/93                                        0        0   0.00%

 MICHAEL C. PASCUCCI                             463,345    57,905   1.32%

 MICHAEL C. PASCUCCI TRUST UAD 12/21/95                0   137,742   0.26%

 MICHAEL C. PASCUCCI 5YR GRANTOR TRUST UAD
 4/4/95                                                0   231,769   2.94%

 MICHAEL C. PASCUCCI 8YR GRANTOR TRUST UAD
 4/4/95                                                0   480,630   6.09%

 MICHAEL C. PASCUCCI 10YR GRANTOR TRUST UAD
 4/4/95                                                0   243,074   3.08%

 JOCELYN A. PASCUCCI 5YR GRANTOR TRUST UAD
 4/4/95                                                0   231,769   2.94%

 JOCELYN A. PASCUCCI 8YR GRANTOR TRUST UAD
 4/4/95                                                0   480,630   6.09%

 JOCELYN A. PASCUCCI 10YR GRANTOR TRUST UAD
 4/4/95                                                0   243,074   3.08%

 MICHAEL C. PASCUCCI 2YR GRANTOR TRUST UAD
 12/2/96                                               0 1,100,000  13.95%

 PASCUCCI FAMILY FOUNDATION                            0   18,900   0.24%

 CHRISTOPHER S. PASCUCCI                             240  229,480   2.91%

 CHRISTOPHER PASCUCCI 2YR GRANTOR TRUST UADTD
 12/2/96                                         180,365        0   0.23%

 CHRISTOPHER S. PASCUCCI 5YR GRANTOR TRUST UADTD
 12/2/96                                               0  928,426  11.77%

 CHRISTOPHER S. PASCUCCI 8YR GRANTOR TRUST UADTD
 12/2/96                                               0  369,597   4.69%

 DAWN PASCUCI BARNARD                                475  266,389   3.38%

 MC, CS & RP, TRUSTEES UA DTD 12/31/94 (FBO
 MICHAEL A. PASCUCCI)                                475  266,389   3.38%

 RALPH P. PASCUCCI                                   475  614,688   7.79%

 RALPH P. PASCUCCI 2YR GRANTOR TRUST UADTD
 12/2/96                                          77,300        0   0.10%

 RALPH P. PASCUCCI 5YR GRANTOR TRUST UADTD
 12/2/96                                               0  122,700   1.56%

 JOHN A. DANZI                                   617,095        0   0.78%

 MEGAN A. DANZI TRUST UADTD 10/25/96                 800        0   0.00%

 SAMANTHA D. SENNELLO TRUST UADTD 10/25/96           800        0   0.00%

 DOUGLAS M. DANZI TRUST UADTD 10/25/96               800        0   0.00%

 NICOLE J. YEZULINAS TRUST UADTD 10/25/96            800        0   0.00%

 NICHOLAS J. SENNELLO TRUST UADTD 10/25/96           800        0   0.00%

 JOHN M. DANZI TRUST UADTD 10/25/96                  800        0   0.00%

 MARK A. FREEMAN                                     733        0.0 2.77%

 TOTAL                                         1,350,579 6,642,582  85.9